[RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS LOGO]

                               SEMI-ANNUAL REPORT
                                   UNAUDITED

                               SEPTEMBER 30, 1999


SMALL/MID CAP EQUITY PORTFOLIO
CORE EQUITY PORTFOLIO
BALANCED PORTFOLIO
INTERMEDIATE FIXED INCOME PORTFOLIO

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS .............................................   2

COMMENTS FROM INVESTMENT ADVISOR ...................................   3

PORTFOLIO INVESTMENT RETURNS
        Small/Mid Cap Equity Portfolio .............................   4
        Core Equity Portfolio ......................................   5
        Balanced Portfolio .........................................   6
        Intermediate Fixed Income Portfolio ........................   7

SCHEDULES OF INVESTMENTS
        Small/Mid Cap Equity Portfolio .............................   8
        Core Equity Portfolio ......................................  11
        Balanced Portfolio .........................................  14
        Intermediate Fixed Income Portfolio ........................  18

STATEMENTS OF ASSETS AND LIABILITIES ...............................  20

STATEMENTS OF OPERATIONS ...........................................  21

STATEMENTS OF CHANGES IN NET ASSETS ................................  22

FINANCIAL HIGHLIGHTS ...............................................  24

NOTES TO FINANCIAL STATEMENTS ......................................  28

DIRECTORY OF FUNDS' SERVICE PROVIDERS ..............................  31

INDEX DESCRIPTIONS .................................................  31

                [RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS LOGO]
                          601 Union Street, Suite 2801
                           Seattle, Washington 98101
                                 (800) 248-6314
                              www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Investment Management Mutual Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. For more information on any Fund, including charges and expenses, visit our web site or call the number above to receive a free prospectus. Read it carefully before you invest or send money.

                             LETTER TO SHAREHOLDERS

Dear Shareholders,

     As Chairman of Rainier Investment Management Mutual Funds and a fellow shareholder in the Funds, I'd like to express our appreciation for your valued investment in one of the four Portfolios covered in this report. This report, known as the "Semi-Annual Report," contains unaudited financial statements for the period ending September 30, 1999. The last audited Annual Report was produced as of March 31, 1999, our fiscal year end.

     As you review this Report, you will find commentary describing the equity and fixed-income capital markets for the six months ending September 30, 1999. Also, you will see commentaries for each of the four Portfolios, followed by investment total returns. Finally, this Report contains financial statements detailing the expenses and holdings of the Portfolios.

     The equity markets were markedly different in the second and third quarters of 1999. During the second quarter the market broadened nicely with smaller capitalization shares significantly outperforming larger capitalization issues. In this welcomed broadening 73 stocks accounted for 100% of the S&P 500 Stock Index's return in the June quarter. Unfortunately, in the September quarter, the market snapped back to the all-too-familiar narrowness in a sharply negative quarter. By the end of September only 11 stocks accounted for 100% of the S&P 500 Index's year-to-date return. Also of note, the technology sector at the end of September made up 25% of the S&P 500 Index weighting. Just 10 years ago this weighting was 8%.

     Fortunately, the strategic adjustments we have made over the last year or so have helped us navigate effectively. Performance in the Core Equity, Balanced and Intermediate Fixed Income Portfolios for the last six months has been good relative to our benchmarks. We lagged by 2.6% in the Small/Mid Cap Equity Portfolio for the entire six-month period, but actually outperformed in four of those months. Our equity team believes that the mostly stylistically based under performance that we experienced in the Small/Mid Cap Portfolio in the December 1998 through April 1999 period is behind us, and we are tenacious in our efforts to make up lost ground.

     Shareholders should also be aware that the Advisor is implementing a "business interruption plan." A remote "hot site" will offer a redundant operating environment where portfolio managers and back-office staff can continue to function should a disaster or business interruption, such as a fire or power outage, shut down our main office. We hope we never have to use the site, but should disaster strike, we will be better prepared than most to carry on.

     Thank you again for your investment in the Rainier Investment Management Mutual Funds. We look forward to the continued challenge and opportunity to meet your investment needs.

                                   Sincerely,

                                   /s/ J. Glenn Haber

                                   J. Glenn Haber
                                   Chairman
                                   Rainier Investment Management Mutual Funds

                        COMMENTS FROM INVESTMENT ADVISOR

     ABOUT THE ADVISOR: The Investment Advisor to the Funds is Rainier Investment Management, Inc.(R) (RIM) located in Seattle, Washington. RIM is one of America's leading investment advisory firms, managing $5.0 billion of discretionary assets for primarily institutional clients.

EQUITY COMMENTS

     The U.S. equity market, during the six months ending September 30, displayed a severely split personality. An exuberant second-quarter market featured a sharp rebound in depressed cyclicals and small stocks, apparently ending the narrow large-cap growth leadership that had prevailed the previous fifteen months. By mid-summer, however, the strength of the economy was such that investors began to fear that monetary tightening by the Federal Reserve would lead to an eventual slowing in economic growth. Then we saw this market's darker side. Poof! Most of the second-quarter gains evaporated and investors were spooked out of the very stocks they had rushed to buy just a few months earlier.

     Despite the Jekyll and Hyde behavior of the markets, the Small/Mid Cap Equity, Core Equity and Balanced Portfolios generated positive returns. The best results came from the Small/Mid Cap Portfolio, which was bolstered by its positions in rapidly growing technology companies. In fact, most small-stock measurements exceeded the performance of large-capitalization benchmarks for the six-month period. Both the Core and Balanced Portfolios exceeded the returns of their primary benchmarks.

     This torturous equity market has rewarded success beyond imagination, and at the same time punished slight disappointments with ruthlessness. What is clear is that investors want growth/revenue, earnings and cash flow, and are willing to pay extraordinary prices to obtain it. Our approach has always sought to balance the objective of maximizing earnings growth without sacrificing a price discipline. Tempting as it may be to abandon, we are persuaded that consistently above average growth over time will do just as well, with lower risk, than hyper-growth will do at any given moment.

James R. Margard, CFA;
David A. Veterane, CFA;
Peter M. Musser, CFA;
Mark H. Dawson, CFA

FIXED INCOME COMMENTS

     The Federal Reserve Board raised overnight lending rates one-quarter percent in June and again in August and signaled a neutral directive going forward. Interest rates rose approximately one-half percent across all maturities during the last two quarters, all within a market environment that has become increasingly short-term oriented. U.S. companies brought many primary underwritings to market earlier than usual in anticipation of year-end financing needs, not wishing to take chances during the Y2K fourth quarter. Yield spreads of U.S. Treasury issues to corporate bonds widened moderately in response to the increasing supply, but the comfort level of investors remains high relative to the credit fears of last autumn.

     The economy overall has remained strong, but growth and near-record low unemployment have yet to ignite core inflation. Rate moves to date have largely anticipated Federal Reserve policy, resulting in some illiquidity, particularly around Federal Open Market Committee meeting dates.

     The aggregate bond market produced slightly negative returns during the last six months, with shorter maturities outperforming. The underachieving sector was the thirty-year U.S. Treasury bond, down five percent.
Mortgage-backed issues did well, owing to higher coupon performance and more relative stability due to lessened concerns of callability.

     Going forward the outlook is uncertain. Inflation is expected to increase, but at a manageable pace. Productivity may slow and quality of workers becomes a concern at the end of a cycle of full employment. The Federal Reserve remains vigilant and will likely emphasize a tighter policy directive.

Patricia L. Frost, CEO;
Michael E. Raney, CFA

                          PORTFOLIO INVESTMENT RETURNS

                         SMALL/MID CAP EQUITY PORTFOLIO

     OBJECTIVE: The Small/Mid Cap Equity Portfolio seeks to provide investors with maximum long-term capital appreciation. The Investment Advisor constructs a diversified portfolio of small and medium capitalization common stocks.

     COMMENTARY: The Small/Mid Cap Equity Portfolio was our best performing fund over the six months ending September 30, rising 6.3%. Although we lagged the benchmarks that track small stocks, the Russell 2000(R) and 2500(TM) indices, we comfortably exceeded the return of the Russell Midcap(TM) Index. After a difficult first quarter, the Portfolio rebounded in a healthy fashion in April and May. Ebbing confidence in the earnings prospects of smaller stocks eroded returns in the third quarter. The strongest results came from technology holdings such as Legato Systems, Check Point Software and Symantec. The projected earnings growth outlook for the Portfolio currently stands at over 26% for the coming year, one of the highest levels it has reached in recent years. Given that the average P/E multiple for the Portfolio is only 16X, we think the underlying characteristics of the Portfolio are extremely attractive at this time. Although very few sectors are participating, the improved performance of secondary indices during the last six months offers evidence that the relative performance of small stocks has "turned the corner."

SMALL/MID-CAP EQUITY PORTFOLIO

                       Small/Mid        Russell         Russell         Consumer
                      Cap Equity        2500(TM)        2000 (R)         Price
                       Portfolio         Index           Index           Index
                       ---------         -----           -----           -----
    05/10/94            $10,000          10,000         $10,000         $10,000
    03/31/95             11,938          10,999          11,495          10,272
    03/31/96             16,520          14,279          14,539          10,563
    03/31/97             18,197          15,519          14,611          10,855
    03/31/98             28,138          22,015          20,750          11,004
    03/31/99             23,303          19,095          17,377          11,194
    09/30/99             24,762          20,791          18,810          11,391

TOTAL RETURNS for Periods Ending September 30, 1999

                                                                      Inception
                               6 Months  1 Year  3 Years*  5 Years*  to 9/30/99*
                               --------  ------  --------  --------  -----------
Small/Mid Cap Equity Portfolio   6.3%     16.0%   11.6%     18.5%       18.3%
Russell 2500(TM) Index           8.9      21.8    11.0      14.7        14.5
Russell 2000(R) Index            8.2      19.1     8.7      12.4        12.4
Consumer Price Index             1.8       2.6     2.1       2.4         2.4

* Annualized returns. Inception date 5/10/94.

     See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small-company investing may involve greater risks and volatility, as the value of small-company stocks may be adversely affected by less-liquid markets.

                             CORE EQUITY PORTFOLIO

     OBJECTIVE: The Core Equity Portfolio seeks to maximize long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies.

     COMMENTARY: The Core Equity Portfolio rose 1.9% during the six months ending in September, compared to a 0.4% increase in the Standard & Poor's 500 Stock Index. Technology stocks such as Sun Microsystems, Nortel Networks and Tellabs were, once again, a key factor in performance results. Other stocks that delivered superior results included Bell Atlantic, Mobil and Tyco International. While we share the market's enthusiasm for technology shares, which now comprise 25% of the S&P 500 Index and a similar amount in the Core Portfolio, we would not be surprised to see increased volatility in this sector as a result of Y2K-related order disruptions. Other sectors, such as communication services, financials, energy and consumer cyclicals, may offer greater opportunities in the near-term. We have increased our exposure to telecommunications stocks, by boosting our weightings in ALLTEL and MCI WorldCom. We also are positive about the earnings prospects for financials, primarily because of the significantly enhanced competitive position of many U.S. banking and insurance companies, but also because we do not anticipate meaningful further deterioration in the inflation outlook.

CORE EQUITY PORTFOLIO:

                      Core Equity        Standard & Poor's         Consumer
                       Portfolio         500 Stock Index          Price Index
                       ---------         ---------------          -----------
    05/10/94            $10,000             $10,000               $10,000
    03/31/95             11,787              11,495                10,272
    03/31/96             16,341              15,190                10,563
    03/31/97             19,263              18,186                10,855
    03/31/98             28,826              26,915                11,004
    03/31/99             31,318              31,881                11,194
    09/30/99             31,910              31,997                11,391

TOTAL RETURNS for Periods Ending September 30, 1999

                                                                      Inception
                                  6 Months 1 Year 3 Years* 5 Years*  to 9/30/99*
                                  -------- ------ -------- --------  -----------
Core Equity Portfolio                1.9%   29.9%  22.1%     24.8%       24.0%
Standard & Poor's 500 Stock Index    0.4    27.8   25.1      25.0        24.1
Russell 1000(R) Index                0.1    27.0   23.8      24.2        23.3
Consumer Price Index                 1.8     2.6    2.1       2.4         2.4

* Annualized returns. Inception date 5/10/94.

     See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               BALANCED PORTFOLIO

     OBJECTIVE: The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies, investment grade intermediate-term debt securities and cash equivalent securities.

     COMMENTARY: The Balanced Portfolio appreciated 1.3% during the six months ending in September. While both equity and fixed-income assets generated positive returns, both were under considerable pressure. Large contributors to equity performance included Cisco Systems, Nortel Networks, and Sun Microsystems, as technology stocks paused in late spring only to take charge again in recent months. Consumer and industrial cyclicals joined financials as weaker sectors. Fixed-income returns were lackluster due to Federal Reserve tightening and indications of global economic strength. Looking forward, the equity markets may be hard pressed to gain valuation expansion due to rising interest rates. We are, however, encouraged by the positive profit growth environment. Furthermore, we believe that the Fed will act in moderation over the next year, that Y2K will not have a meaningful impact on the markets, and that global economic recovery will continue at a steady pace. If so, this would be positive for our investment style and strategies. The Portfolio finished the period with an asset mix of 61% stocks, 35% bonds and 4% cash.

BALANCED PORTFOLIO:

                       Balanced                  Balanced              Consumer
                       Portfolio                  Index              Price Index
                       ---------                  -----              -----------
    05/10/94            $10,000                  $10,000              $10,000
    03/31/95             11,223                   11,034               10,272
    03/31/96             14,094                   13,241               10,563
    03/31/97             15,762                   15,044               10,855
    03/31/98             21,209                   18,896               11,004
    03/31/99             22,741                   21,346               11,194
    09/30/99             23,036                   21,496               11,391

TOTAL RETURNS for Periods Ending September 30, 1999

                                                                      Inception
                                  6 Months 1 Year 3 Years* 5 Years*  to 9/30/99*
                                  -------- ------ -------- --------  -----------
Balanced Portfolio                   1.3%   18.4%   16.0%   17.4%       16.7%
Balanced Index (50/40/10)            0.7    14.2    15.6    15.8        15.3
Standard & Poor's 500 Stock Index    0.4    27.8    25.1    25.0        24.1
Lehman Brothers Govt./Corp.
 Intermediate Bond Index             0.5     0.6     6.3     7.1         6.9
Consumer Price Index                 1.8     2.6     2.1     2.4         2.4

*Annualized  returns.  Inception date 5/10/94.

     See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor is currently limiting fund expenses, which enhances return.

                      INTERMEDIATE FIXED INCOME PORTFOLIO

     OBJECTIVE: The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment grade, intermediate-term debt securities providing current income. The Portfolio does not use risky derivative instruments.

     COMMENTARY: The overriding influence over fixed-income investment returns during the two quarters ending September 30 was the action of the Federal Reserve to push up the overnight lending rate in two steps to 5.25%. The moves were largely anticipated. Yields rose between 40 and 60 basis points and the yield curve flattened to a 45 basis point difference between the two- and thirty-year U.S. Treasury bonds. Performance of the indices ranged from slightly positive for shorter maturities to negative for longer maturities. In this market environment the Portfolio benefited on a relative basis in several ways. The short to intermediate duration of the bonds and the commitment of a portion of the assets to cash equivalents retained portfolio stability while preserving the future opportunity to invest at higher interest rate levels. The quality of assets remains high and the positioning of Treasuries in the Portfolio has maintained liquidity in a market that is looking toward year-end with some trepidation. We continue to emphasize off-the-run governments and corporates within the finance sector to afford incremental yield.

INTERMEDIATE FIXED INCOME PORTFOLIO:

                                                   Lehman
                     Intermediate           Government/Corporate       Consumer
                     Fixed Income               Intermediate            Price
                       Portfolio                 Bond Index             Index
                       ---------                 ----------             -----
    05/10/94            $10,000                   $10,000              $10,000
    03/31/95             10,492                    10,607               10,272
    03/31/96             11,421                    11,622               10,563
    03/31/97             11,803                    12,180               10,855
    03/31/98             12,880                    13,358               11,004
    03/31/99             13,716                    14,138               11,194
    09/30/99             13,787                    14,192               11,391

TOTAL RETURNS for Periods Ending September 30, 1999

                                                                      Inception
                                  6 Months 1 Year 3 Years* 5 Years*  to 9/30/99*
                                  -------- ------ -------- --------  -----------

Intermediate Fixed Income Portfolio  0.5%   (0.2)%  5.8%     6.3%        6.1%
Lehman Brothers Govt./Corp.
 Intermediate Bond Index             0.5     0.6    6.3      7.1         6.9
91-Day Treasury Bill Index           2.3     4.6    5.0      5.2         5.2
Consumer Price Index                 1.8     2.6    2.1      2.4         2.4

* Annualized returns. Inception date 5/10/94.

     See page 31 for index descriptions. Total return assumes reinvestment of dividends and distributions. Past performance is not predictive of future results. Investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor is currently limiting fund expenses, which enhances return.

                            SCHEDULES OF INVESTMENTS

                         Small/Mid Cap Equity Portfolio

September 30, 1999 (unaudited)

COMMON STOCKS (98.61%)                                  SHARES          VALUE
--------------------------------------------------------------------------------
AUTOS AND TRANSPORTATION (3.39%)

Air Transportation (0.28%)
Southwest Airlines Co.                                   72,540     $  1,101,694
                                                                    ------------
Auto Parts/Original Equipment (1.11%)
Arvin Industries, Inc.                                  140,350        4,342,078
                                                                    ------------
Railroads (1.20%)
Kansas City Southern Industries, Inc.                   101,575        4,716,889
                                                                    ------------
Truckers (0.80%)
USFreightways Corporation                                66,225        3,137,409
                                                                    ------------
Total Autos and Transportation                                        13,298,070
                                                                    ------------
CONSUMER DISCRETIONARY (16.16%)

Consumer Products (1.90%)
Blyth Industries, Inc.                                  207,200        5,814,550
Jore Corporation                                        137,750        1,644,391
                                                                    ------------
Total Consumer Products                                                7,458,941
                                                                    ------------
Education Services (1.09%)
Sylvan Learning Systems, Inc.                           220,800        4,278,000
                                                                    ------------
Household Equipment and Products (1.09%)
The Black & Decker Corporation                           93,725        4,282,061
                                                                    ------------
Household Furnishings (1.61%)
Mohawk Industries, Inc.                                 316,293        6,306,092
                                                                    ------------
Jewelry, Watches and Gemstones (1.36%)
Tiffany & Co.                                            89,000        5,334,438
                                                                    ------------
Leisure Time (1.16%)
Action Performance Companies, Inc.                      216,125        4,552,133
                                                                    ------------
Rental and Leasing Services (0.83%)
Dollar Thrifty Automotive Group, Inc.                   157,625        3,260,867
                                                                    ------------
Restaurants (1.63%)
CEC Entertainment, Inc.                                  25,298     $    907,548
Foodmaker, Inc.                                          34,350          856,603
Outback Steakhouse, Inc.                                 89,073        2,268,578
Papa John's International, Inc.                          57,100        2,355,375
                                                                    ------------
Total Restaurants                                                      6,388,104
                                                                    ------------
Retail (2.43%)
Family Dollar Stores, Inc.                               16,950          358,069
The Men's Wearhouse, Inc.                               425,750        9,153,625
                                                                    ------------
Total Retail                                                           9,511,694
                                                                    ------------
Services/Commercial (2.59%)
ACNielsen Corporation                                   157,950        3,583,491
Central Parking Corporation                              94,700        2,769,975
Republic Services, Inc.                                 348,450        3,789,394
                                                                    ------------
Total Services/Commercial                                             10,142,860
                                                                    ------------
Shoes (0.46%)
The Timberland Company                                   46,250        1,806,641
                                                                    ------------
TOTAL CONSUMER DISCRETIONARY                                          63,321,831
                                                                    ------------

CONSUMER STAPLES (5.71%)
Beverages (2.80%)
Canandaigua Brands, Inc.                                 65,300        3,901,675
Suiza Foods Corporation                                 188,600        7,072,500
                                                                    ------------
Total Beverages                                                       10,974,175
                                                                    ------------
Foods (2.90%)
The Earthgrains Company                                 163,400        3,615,225
McCormick & Company, Incorporated                        40,000        1,322,500
The Quaker Oats Company                                  46,700        2,889,563
Smithfield Foods, Inc.                                  132,875        3,554,406
                                                                    ------------
Total Foods                                                           11,381,694
                                                                    ------------
TOTAL CONSUMER STAPLES                                                22,355,869
                                                                    ------------

FINANCIAL SERVICES (13.60%)

Banks/Outside New York City (3.86%)
City National Corporation                               215,525        7,233,558

See Accompanying Notes to Financial Statements.

Compass Bancshares, Inc.                                210,950     $  5,273,750
North Fork Bancorporation, Inc.                          69,325        1,351,838
Pacific Century Financial Corporation                    42,850          875,747
Prime Bancshares, Inc.                                   17,650          401,538
                                                                    ------------
Total Banks/Outside New York City                                     15,136,431
                                                                    ------------
Finance/Small Loan (0.57%)
SLM Holding Corporation                                  51,925        2,232,775
                                                                    ------------
Financial/Miscellaneous (1.29%)
Nationwide Financial Services, Inc.                     143,250        5,067,469
                                                                    ------------
Financial Data Processing Services and Systems (2.13%)
Advent Software, Inc.                                   134,087        8,346,916
                                                                    ------------
Insurance (1.72%)
ACE Limited                                             178,900        3,030,119
Hartford Life, Inc. Cl. A                                75,125        3,699,906
                                                                    ------------
Total Insurance                                                        6,730,025
                                                                    ------------
Real Estate Investment Trusts (1.15%)
Innkeepers USA Trust                                    169,025        1,405,020
Nationwide Health Properties, Inc.                      186,450        3,099,731
                                                                    ------------
Total Real Estate Investment Trusts                                    4,504,751
                                                                    ------------
Savings and Loan (2.88%)
Astoria Financial Corporation                           139,700        4,295,775
Bank United Corp. Cl. A                                 203,850        6,599,644
Golden State Bancorp Inc., Litigation
 Tracking Warrants                                      313,300          372,044
                                                                    ------------
Total Savings and Loan                                                11,267,463
                                                                    ------------
TOTAL FINANCIAL SERVICES                                              53,285,830
                                                                    ------------

HEALTH CARE (5.89%)

Drugs and Pharmaceuticals (5.89%)
Forest Laboratories, Inc.                               203,025        8,552,428
Genzyme Corporation                                      79,175        3,567,823
Teva Pharmaceuticals Industries Limited ADR             156,525        7,875,164
Watson Pharmaceuticals, Inc.                            101,425        3,099,802
                                                                    ------------
Total Drugs and Pharmaceuticals                                       23,095,217
                                                                    ------------
INTEGRATED OILS (3.66%)

Oil/Integrated Domestic (3.07%)
The Coastal Corporation                                 167,975        6,876,477
Kerr-McGee Corporation                                   93,675        5,157,980
                                                                    ------------
Total Oil/Integrated Domestic                                         12,034,457
                                                                    ------------
Oil/Integrated International (0.59%)
Tesoro Petroleum Corporation                            140,225     $  2,313,713
                                                                    ------------
TOTAL INTEGRATED OILS                                                 14,348,170
                                                                    ------------
MATERIALS AND PROCESSING (7.74%)

Building/Miscellaneous (1.39%)
SLI, Inc.                                               255,800        5,451,738
                                                                    ------------
Chemicals (1.42%)
Hercules Incorporated                                   194,500        5,567,563
                                                                    ------------
Diversified Materials and Processing (1.86%)
Georgia-Pacific Group                                   179,925        7,286,963
                                                                    ------------
Metal Fabricating (0.70%)
Quanex Corporation                                      107,175        2,746,359
                                                                    ------------
Milling/Fruit and Grain (1.32%)
Corn Products International, Inc.                       170,450        5,188,072
                                                                    ------------
Paper (1.04%)
The Mead Corporation                                    118,900        4,087,188
                                                                    ------------
TOTAL MATERIALS AND PROCESSING                                        30,327,883
                                                                    ------------
OTHER (2.12%)

Multi-Sector Companies (2.12%)
Crane Co.                                               133,475        2,994,845
Johnson Controls, Inc.                                   55,500        3,680,344
McDermott International, Incorporated                    80,100        1,622,025
                                                                    ------------
Total Multi-Sector Companies                                           8,297,214
                                                                    ------------

OTHER ENERGY (6.46%)

Machinery/Oil Well Equipment and Services (1.40%)
Baker Hughes Incorporated                                33,950          984,550
Noble Drilling Corporation                              205,925        4,504,609
                                                                    ------------
Total Machinery/Oil Well Equipment
 and Services                                                          5,489,159
                                                                    ------------
Oil/Crude Producers (5.06%)
Apache Corporation                                      168,975        7,297,608
Barrett Resources Corporation                           168,700        6,231,356
Devon Energy Corporation                                152,400        6,315,075
                                                                    ------------
Total Oil/Crude Producers                                             19,844,039
                                                                    ------------
TOTAL OTHER ENERGY                                                    25,333,198
                                                                    ------------

See Accompanying Notes to Financial Statements.

PRODUCER DURABLES (3.89%)

Aerospace (1.61%)
The BFGoodrich Company                                  217,100     $  6,295,900
                                                                    ------------
Identification Control and Filter Devices (0.22%)
American Power Conversion Corporation                    45,000          855,000
                                                                    ------------
Machinery/Industrial and Specialty (0.65%)
Tecumseh Products Company Cl. A                          50,975        2,555,122
                                                                    ------------
Production Technology Equipment (1.41%)
Teradyne, Inc.                                          156,775        5,526,319
                                                                    ------------
TOTAL PRODUCER DURABLES                                               15,232,341
                                                                    ------------

TECHNOLOGY (22.14%)

Communications Technology (1.37%)
ADC Telecommunications, Inc.                             80,350        3,369,678
Ramp Networks, Inc.                                      91,575        2,014,650
                                                                    ------------
Total Communications Technology                                        5,384,328
                                                                    ------------
Computer Services, Software and Systems (13.90%)
Check Point Software Technologies, Ltd.                 143,725       12,135,774
Citrix Systems, Inc.                                    110,100        6,819,319
Intuit Inc.                                              61,050        5,351,414
Legato Systems, Inc.                                    247,950       10,809,070
N2H2, Inc.                                               91,825          901,033
Rational Software Corporation                           134,525        3,939,060
Sapient Corporation                                       5,450          513,663
Siebel Systems, Inc.                                     66,800        4,450,550
Symantec Corporation                                    164,650        5,922,255
Whittman-Hart, Inc.                                      93,975        3,644,468
                                                                    ------------
Total Computer Services, Software and Systems                         54,486,606
                                                                    ------------
Computer Technology (0.95%)
Computer Sciences Corporation                            52,875        3,717,773
                                                                    ------------
Electronics/Semi-Conductors (3.51%)
Analog Devices, Inc.                                    179,025        9,175,031
Celestica Inc.                                           92,625        4,573,359
                                                                    ------------
Total Electronics/Semi-Conductors                                     13,748,390
                                                                    ------------
Electronics/Technology (2.40%)
Symbol Technologies, Inc.                               279,925        9,412,478
                                                                    ------------
TOTAL TECHNOLOGY                                                      86,749,580
                                                                    ------------

UTILITIES (7.85%)

Utilities/Electrical (4.00%)
PECO Energy Company                                     188,200     $  7,057,500
Pinnacle West Capital Corporation                       108,425        3,943,959
Texas Utilities Company                                 125,000        4,664,063
                                                                    ------------
Total Utilities/Electrical                                            15,665,522
                                                                    ------------
Utilities/Miscellaneous (0.99%)
New Century Energies, Inc.                              115,950        3,877,078
                                                                    ------------
Utilities/Telecommunications (2.86%)
CenturyTel, Inc.                                        275,888       11,207,950
                                                                    ------------
TOTAL UTILITIES                                                       30,750,550
                                                                    ------------
TOTAL COMMON STOCKS (cost $390,280,280)                             $386,395,748
                                                                    ------------

SHORT-TERM INVESTMENTS (0.73%)                         PAR VALUE        VALUE
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* (0.73%)
American Family Financial Services
   5.044% 03-21-2000                                  $1,363,258      $1,363,258
Wisconsin Corporate Central Credit Union
   5.093% 04-01-2000                                     796,660         796,660
Wisconsin Electric Power Company
   5.044% 04-04-2000                                     704,043         704,043

TOTAL VARIABLE RATE DEMAND NOTES (cost $2,863,961)                     2,863,961
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (cost $2,863,961)                        $2,863,961
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES (99.34%) (cost $393,144,241)        $389,259,709
                                                                    ------------
OTHER ASSETS LESS LIABILITIES (0.66%)                               $  2,592,576
                                                                    ------------
NET ASSETS (100.00%)                                                $391,852,285
                                                                    ============

* The variable-rate securities are subject to a demand feature which reduces the remaining maturity.

See Accompanying Notes to Financial Statements.

                             CORE EQUITY PORTFOLIO

September 30, 1999 (unaudited)

COMMON STOCKS (98.12%)                               SHARES            VALUE
--------------------------------------------------------------------------------
BASIC INDUSTRY (3.56%)

Agricultural Products (0.42%)
Corn Products International, Inc.                    117,725       $  3,583,255
                                                                   ------------
Chemicals/Specialty (0.55%)
Hercules Incorporated                                164,425          4,706,666
                                                                   ------------
Metals (0.62%)
Alcoa Inc.                                            84,160          5,223,180
                                                                   ------------
Paper and Forest Products (1.97%)
Georgia-Pacific Corporation                          161,950          6,558,975
The Mead Corporation                                 296,775         10,201,641
                                                                   ------------
Total Paper and Forest Products                                      16,760,616
                                                                   ------------
TOTAL BASIC INDUSTRY                                                 30,273,717
                                                                   ------------

CAPITAL GOODS (8.47%)

Aerospace (0.79%)
The BFGoodrich Company                               232,175          6,733,075
                                                                   ------------
Capital Goods/Miscellaneous (0.61%)
Johnson Controls, Inc.                                86,400          5,159,113
                                                                   ------------
Diversified/Manufacturing (3.35%)
Tyco International Ltd.                              159,375         16,455,469
United Technologies Corporation                      201,925         11,976,677
                                                                   ------------
Total Diversified/Manufacturing                                      28,432,146
                                                                   ------------
Multi-Sector Companies (3.72%)
Crane Co.                                             80,350          1,802,853
General Electric Company                             251,450         29,812,541
                                                                   ------------
Total Multi-Sector Companies                                         31,615,394
                                                                   ------------
TOTAL CAPITAL GOODS                                                  71,939,728
                                                                   ------------

COMMUNICATION SERVICES (8.64%)

Communications (8.64%)
ALLTEL Corporation                                   172,400         12,132,650
AT&T Corp.                                           109,050          4,743,675
Bell Atlantic Corporation                            208,545         14,037,685
CenturyTel, Inc.                                     213,247          8,663,159
MCI WorldCom Incorporated                            229,050         16,462,969
SBC Communications Inc.                              339,800       $ 17,351,038
                                                                   ------------
TOTAL COMMUNICATIONS                                                 73,391,176
                                                                   ------------

CONSUMER CYCLICAL (8.14%)

Autos and Auto Parts (1.34%)
Arvin Industries, Inc.                                58,550          1,811,391
Ford Motor Company                                   189,900          9,530,606
                                                                   ------------
Total Autos and Auto Parts                                           11,341,997
                                                                   ------------
Consumer Cyclical/Miscellaneous (0.18%)
Mohawk Industries, Inc.                               77,175          1,538,677
                                                                   ------------
Education (0.14%)
Sylvan Learning Systems, Inc.                         63,139          1,223,318
                                                                   ------------
Household Equipment and Products (0.74%)
The Black & Decker Corporation                       116,050          5,302,034
Blyth Industries, Inc.                                35,925          1,008,145
                                                                   ------------
Total Household Equipment and Products                                6,310,179
                                                                   ------------
Retail (5.67%)
Dayton Hudson Corporation                            268,250         16,111,766
Family Dollar Stores, Inc.                            93,150          1,967,794
The Home Depot, Inc.                                 215,445         14,784,913
The Men's Wearhouse, Inc.                            229,162          4,926,983
Staples, Inc.                                        291,000          6,347,438
Tiffany & Co.                                         66,200          3,967,862
                                                                   ------------
Total Retail                                                         48,106,756
                                                                   ------------
Services/Commercial (0.07%)
AC Nielsen Corporation                                24,975            566,620
                                                                   ------------
TOTAL CONSUMER CYCLICAL                                              69,087,547
                                                                   ------------

CONSUMER STAPLES (10.50%)

Entertainment (2.22%)
Fox Entertainment Group, Inc. Cl. A                  290,650          5,588,619
Time Warner, Inc.                                    218,550         13,276,912
                                                                   ------------
Total Entertainment                                                  18,865,531
                                                                   ------------
Foods/Beverages (4.83%)
Anheuser-Busch Companies, Inc.                       264,025         18,498,252
Canandaigua Brands, Inc.                              65,600          3,919,600
The Earthgrains Company                               64,900          1,435,913

See Accompanying Notes to Financial Statements.

PepsiCo, Inc.                                        415,585       $ 12,571,445
The Quaker Oats Company                               73,450          4,544,719
                                                                   ------------
Total Foods/Beverages                                                40,969,929
                                                                   ------------
Food/Drug Retail (1.78%)
CVS Corporation                                      189,175          7,720,705
Safeway Inc.                                         193,375          7,360,336
                                                                   ------------
Total Food/Drug Retail                                               15,081,041
                                                                   ------------
Household Products/Cosmetics (1.71%)
The Procter & Gamble Company                         154,750         14,507,813
                                                                   ------------
TOTAL CONSUMER STAPLES                                               89,424,314
                                                                   ------------
ENERGY (8.70%)

Machinery/Oil Well Equipment and Services (0.64%)
Baker Hughes Incorporated                             84,250          2,443,250
Noble Drilling Corporation                           135,925          2,973,359
                                                                   ------------
Total Machinery/Oil Well Equipment and Services                       5,416,609
                                                                   ------------
Natural Gas Diversified (1.07%)
The Coastal Corporation                              222,850          9,122,922
                                                                   ------------
Oil/Crude Producers (1.45%)
Apache Corporation                                   284,850         12,301,959
                                                                   ------------
Oil/Integrated Domestic (0.69%)
Kerr-McGee Corporation                               106,950          5,888,934
                                                                   ------------
Oil/Integrated International (4.39%)
Conoco Inc. Cl. A                                    115,450          3,203,738
Conoco Inc. Cl. B                                    313,787          8,589,925
Mobil Corporation                                    137,350         13,838,013
Texaco Inc.                                          184,850         11,668,656
                                                                   ------------
Total Oil/Integrated International                                   37,300,332
                                                                   ------------
Oil Services (0.46%)
Halliburton Company                                   95,725          3,924,724
                                                                   ------------
TOTAL ENERGY                                                         73,955,480
                                                                   ------------

FINANCIAL (13.44%)

Banks (1.97%)
The Chase Manhattan Bank                              37,325          2,813,372
Fleet Financial Group, Inc.                          254,900          9,335,713
PNC Bank Corp.                                        72,060          4,565,898
                                                                   ------------
Total Banks                                                          16,714,983
                                                                   ------------
Diversified Financial Services (1.58%)
Citigroup Inc.                                       305,450         13,439,800
                                                                   ------------
Finance/Small Loan (0.06%)
SLM Holding Corporation                               11,925            512,775
                                                                   ------------
Finance Companies (1.33%)
Associates First Capital Corporation                 313,237       $ 11,276,532
                                                                   ------------
Financial/Miscellaneous (2.29%)
Freddie Mac                                          166,175          8,641,100
Morgan Stanley Dean Witter & Co.                     120,800         10,773,850
                                                                   ------------
Total Financial/Miscellaneous                                        19,414,950
                                                                   ------------
Financial Services (4.05%)
American Express Company                              50,225          6,761,541
Kansas City Southern Industries, Inc.                156,075          7,247,733
Marsh & McLennan Companies, Inc.                     297,074         20,349,568
                                                                   ------------
TOTAL FINANCIAL SERVICES                                             34,358,842
                                                                   ------------

INSURANCE (1.95%)

American International Group, Inc.                   116,037         10,087,967
Hartford Life, Inc. Cl. A                             67,725          3,335,456
Nationwide Financial Services, Inc.                   89,355          3,160,933
                                                                   ------------
Total Insurance                                                      16,584,356
                                                                   ------------
Savings and Loan (0.21%)
Bank United Corp. Cl. A                               41,525          1,344,372
Washington Mutual, Inc.                               13,850            405,112
                                                                   ------------
Total Savings and Loan                                                1,749,484
                                                                   ------------
Total Financial                                                     114,051,722
                                                                   ------------

HEALTH CARE (8.99%)

Drugs (7.19%)
American Home Products Corporation                    39,425          1,636,137
Amgen Inc.                                            85,450          6,964,175
Forest Laboratories, Inc.                             90,550          3,814,418
Johnson & Johnson                                    137,825         12,662,672
Merck & Co., Inc.                                    270,525         17,533,402
Pharmacia & Upjohn, Inc.                             242,825         12,050,191
Teva Pharmaceuticals Industries Limited ADR          100,625          5,062,695
Watson Pharmaceuticals, Inc.                          44,700          1,366,144
                                                                   ------------
Total Drugs                                                          61,089,834
                                                                   ------------
Hospital Supplies (0.90%)
Baxter International Inc.                            126,825          7,641,206
                                                                   ------------
Medical Devices (0.90%)
Guidant Corporation                                  142,350          7,633,519
                                                                   ------------
TOTAL HEALTH CARE                                                    76,364,559
                                                                   ------------

See Accompanying Notes to Financial Statements.

TECHNOLOGY (26.05%)

Computer Peripherals (0.79%)
EMC Corporation                                       94,150       $  6,725,841
                                                                   ------------
Computer Services (0.94%)
Computer Sciences Corporation                        113,875          8,006,836
                                                                   ------------
Computer Software (5.94%)
Citrix Systems, Inc.                                 110,675          6,854,933
Legato Systems, Inc.                                 115,605          5,039,655
Microsoft Corporation                                402,785         36,477,217
Siebel Systems, Inc.                                  46,900          2,087,028
                                                                   ------------
Total Computer Software                                              50,458,833
                                                                   ------------
Computer Systems (5.33%)
Hewlett-Packard Company                               73,800          6,789,600
International Business Machines Corporation          141,440         17,167,280
Sun Microsystems, Inc.                               229,300         21,324,900
                                                                   ------------
Total Computer Systems                                               45,281,780
                                                                   ------------
Electronic Systems (0.75%)
Symbol Technologies, Inc.                            187,925          6,318,978
                                                                   ------------
Internet (0.79%)
Yahoo! Inc.                                           37,600          6,749,200
                                                                   ------------
Networking/Communications Equipment (6.85%)
Cisco Systems, Inc.                                  276,749         18,974,603
General Instrument Corporation                        91,850          4,420,281
Lucent Technologies Inc.                              99,226          6,437,287
Nokia Corporation Cl. A, ADR                         106,825          9,594,220
Nortel Networks Corporation                          269,730         13,756,230
Tellabs, Inc.                                         87,590          4,987,156
                                                                   ------------
Total Networking/Communications Equipment                            58,169,777
                                                                   ------------
Production Technology Equipment (0.55%)
Teradyne, Inc.                                       131,650          4,640,663
                                                                   ------------
Semi-Conductors (4.11%)
Analog Devices, Inc.                                  97,300          4,986,625
Intel Corporation                                    225,650         16,768,616
Texas Instruments, Incorporated                       97,750          8,039,938
Vitesse Semiconductor Corporation                     59,850          5,109,694
                                                                   ------------
Total Semi-Conductors                                                34,904,872
                                                                   ------------
TOTAL TECHNOLOGY                                                    221,256,780
                                                                   ------------

TRANSPORTATION (0.28%)

Southwest Airlines Co.                               156,827          2,381,809
                                                                   ------------
UTILITIES (1.30%)

Electric/Natural Gas (1.30%)
The AES Corporation                                  110,800       $  6,537,200
Duke Power Company                                    81,450          4,489,931
                                                                   ------------
Total Electric/Natural Gas                                           11,027,131
                                                                   ------------
TOTAL COMMON STOCKS (cost $707,032,832)                            $833,153,963
                                                                   ------------

SHORT-TERM INVESTMENTS (2.43%)                    PAR VALUE            VALUE
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* (2.43%)
American Family Financial Services
  5.044% 03-21-2000                               $  560,000       $    560,000
General Mills, Inc. 5.028% 03-03-2000              4,847,561          4,847,561
Pitney Bowes Inc. 5.028% 02-04-2000                5,842,876          5,842,876
Warner-Lambert Company 5.044% 02-26-2000           4,128,870          4,128,870
Wisconsin Corporate Central Credit Union
  5.093% 04-01-2000                                1,275,756          1,275,756
Wisconsin Electric Power Company
  5.044% 04-04-2000                                3,971,740          3,971,740
                                                                   ------------
TOTAL VARIABLE RATE DEMAND NOTES (cost $20,626,802)                  20,626,802
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (cost $20,626,802)                     $20,626,802
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (100.55%) (cost $727,659,634)      $853,780,765
                                                                   ------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.55%)                     $ (4,664,204)
                                                                   ------------
NET ASSETS (100.00%)                                               $849,116,561
                                                                   ============

* The variable-rate securities are subject to a demand feature which reduces the remaining maturity.

See Accompanying Notes to Financial Statements.

                               BALANCED PORTFOLIO

September 30, 1999 (unaudited)

LONG-TERM DEBT SECURITIES (34.48%)                   PAR VALUE          VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS (20.81%)

FINANCE (18.80%)

Automobile (1.76%)
Ford Motor Credit Company
  7.500% 11-15-1999                                 $   25,000      $    25,052
  6.125% 04-28-2003                                    190,000          186,208
General Motors Acceptance Corporation
  5.500% 12-15-2001                                    500,000          488,883
  5.750% 11-10-2003                                  1,000,000          961,740
                                                                    -----------
Total Automobile                                                      1,661,883
                                                                    -----------
Banks (3.04%)
BankAmerica Corporation
  6.625% 06-15-2004                                    700,000          695,029
Citicorp
  7.125% 06-01-2003                                  1,000,000        1,009,620
NationsBank Corporation
  6.125% 07-15-2004                                  1,200,000        1,160,073
                                                                    -----------
Total Banks                                                           2,864,722
                                                                    -----------
Consumers (3.37%)
American General Finance Corporation
  6.875% 01-15-2000                                     50,000           50,187
Avco Financial Services, Inc. Senior Note
  6.000% 08-15-2002                                    800,000          789,433
Beneficial Corporation Medium-Term Note
  6.350% 12-03-2001                                    700,000          699,035
Sears Roebuck Acceptance Corp. Medium-Term Note
  7.110% 06-19-2001                                    650,000          652,742
Sears, Roebuck and Co.
  6.670% 07-07-2003                                  1,000,000          987,741
                                                                    -----------
TOTAL CONSUMERS                                                       3,179,138
                                                                    -----------
Diversified (3.32%)
Associates Corporation of North America
  Senior Note
  6.000% 06-15-2000                                     25,000           25,001
  7.500% 04-15-2002                                    100,000          102,222
  5.750% 11-01-2003                                  1,000,000          963,071
Associates Corporation of North America
  Medium Term Note
  6.840% 07-03-2001                                 $  700,000      $   703,885
Associates Corporation of North America
  6.375% 06-01-2000                                     75,000           75,222
Commercial Credit Company
  6.875% 05-01-2002                                    200,000          203,052
  6.500% 06-01-2005                                  1,000,000          980,688
General Electric Capital Corporation
  6.660% 05-01-2018                                     75,000           75,277
                                                                    -----------
Total Diversified                                                     3,128,418
                                                                    -----------
Insurance (3.07%)
Hartford Life, Inc.
  6.900% 06-15-2004                                  1,000,000          994,295
ReliaStar Financial Corp.
  6.500% 11-15-2008                                  1,500,000        1,399,241
Travelers Property Casualty Corp.
  6.750% 04-15-2001                                    500,000          503,973
                                                                    -----------
Total Insurance                                                       2,897,509
                                                                    -----------
Investment Banker/Broker (3.23%)
Dean Witter, Discover & Co.
  6.250% 03-15-2000                                     30,000           30,045
  6.750% 08-15-2000                                    200,000          200,791
Merrill Lynch & Co., Inc. Medium-Term Note
  5.880% 01-15-2004                                    500,000          482,880
Merrill Lynch & Co., Inc.
  7.375% 08-17-2002                                     30,000           30,581
  6.000% 02-12-2003                                    500,000          489,237
Morgan Stanley Group Inc.
  5.750% 02-15-2001                                    500,000          496,841
  6.125% 10-01-2003                                    215,000          210,210
Salomon Smith Barney Holdings Inc.
  6.625% 07-01-2002                                  1,100,000        1,103,041
                                                                    -----------
Total Investment Banker/Broker                                        3,043,626
                                                                    -----------

Leasing Companies (1.01%)
International Lease Finance
Corporation Medium-Term Note
  6.340% 02-01-2000                                    450,000          449,687
  6.250% 10-15-2000                                    500,000          500,060
Total Leasing Companies                                                 949,747
                                                                    -----------
TOTAL FINANCE                                                        17,725,043
                                                                    -----------

See Accompanying Notes to Financial Statements.

INDUSTRIAL (2.01%)

Energy and Related Goods and Services (0.43%)
Texaco Capital Inc. Medium Term Note
  7.250% 08-01-2002                                 $  400,000      $   407,038
                                                                    -----------
Medical/Drugs (0.05%)
SmithKline Beecham
Corporation Medium-Term Note
  6.625% 10-01-2005                                     50,000           49,188
                                                                    -----------
Telephone (1.53%)
AT&T Corp.
  5.625% 03-15-2004                                  1,500,000        1,439,532
                                                                    -----------
TOTAL INDUSTRIAL                                                      1,895,758
                                                                    -----------
TOTAL CORPORATE BONDS                                                19,620,801
                                                                    -----------

U.S. GOVERNMENT SECURITIES (12.58%)

U.S. TREASURY NOTES (12.58%)
  7.125% 02-29-2000                                    400,000          403,500
  6.750% 04-30-2000                                  1,000,000        1,008,750
  5.750% 10-31-2000                                    700,000          702,188
  7.750% 02-15-2001                                    970,000          997,585
  6.625% 03-31-2002                                    400,000          414,625
  6.375% 08-15-2002                                  2,500,000        2,541,408
  6.250% 02-15-2003                                    425,000          430,711
  5.750% 08-15-2003                                    700,000          698,032
  7.000% 07-15-2006                                  2,500,000        2,625,783
  6.500% 10-15-2006                                  2,000,000        2,045,000
                                                                    -----------
TOTAL U.S. TREASURY NOTES                                            11,867,582
                                                                    -----------

FOREIGN BONDS (U.S. DOLLAR DENOMINATED) (1.09%)

Yankee-Electric Distribution (0.38%)
Hydro-Quebec
  7.375% 02-01-2003                                    350,000          358,294
                                                                    -----------
Regional Agency ADR (0.71%)
Province of Ontario
  7.375% 01-27-2003                                    650,000          668,070
                                                                    -----------
TOTAL FOREIGN BONDS                                                   1,026,364
                                                                    -----------

TOTAL LONG-TERM DEBT SECURITIES (cost $33,179,481)                  $32,514,747
                                                                    -----------

COMMON STOCKS (61.64%)                                 SHARES          VALUE
--------------------------------------------------------------------------------
BASIC INDUSTRY (2.09%)

Agricultural Products (0.23%)
Corn Products International, Inc.                        7,050      $   214,584
                                                                    -----------
Chemical/Specialty (0.31%)
Hercules Incorporated                                   10,100          289,113
                                                                    -----------
Metals (0.39%)
Alcoa Inc.                                               5,900          366,169
                                                                    -----------
Paper and Forest Products (1.16%)
Georgia-Pacific Corporation                             12,175          493,088
The Mead Corporation                                    17,475          600,703
                                                                    -----------
Total Paper and Forest Products                                       1,093,791
                                                                    -----------
TOTAL BASIC INDUSTRY                                                  1,963,657
                                                                    -----------

CAPITAL GOODS (4.86%)

Aerospace (0.50%)
The BFGoodrich Company                                  16,275          471,975
                                                                    -----------
Diversified/Manufacturing (2.11%)
Tyco International Ltd.                                 11,375        1,174,469
United Technologies Corporation                         13,700          812,581
                                                                    -----------
Total Diversified/Manufacturing                                       1,987,050
                                                                    -----------
Miscellaneous (0.35%)
Johnson Controls, Inc.                                   5,025          333,220
                                                                    -----------
Multi-Sector Companies (1.90%)
Crane Co.                                                6,500          145,844
General Electric Company                                13,875        1,645,054
                                                                    -----------
Total Multi-Sector Companies                                          1,790,898
                                                                    -----------
TOTAL CAPITAL GOODS                                                   4,583,143
                                                                    -----------

COMMUNICATIONS SERVICES (5.47%)

Communications (5.47%)
ALLTEL Corporation                                      11,550          812,831
AT&T Corp.                                               7,850          341,475
Bell Atlantic Corporation                               14,700          989,494
CenturyTel, Inc.                                        15,112          613,925
MCI WorldCom Incorporated                               16,100        1,157,188
SBC Communications Inc.                                 24,325        1,242,095
                                                                    -----------
TOTAL COMMUNICATIONS                                                  5,157,008
                                                                    -----------

See Accompanying Notes to Financial Statements.

CONSUMER CYCLICAL (5.17%)

Autos and Auto Parts (0.81%)
Arvin Industries, Inc.                                   2,975      $    92,039
Ford Motor Company                                      13,425          673,767
                                                                    -----------
Total Autos and Auto Parts                                              765,806
                                                                    -----------
Consumer Cyclical/Miscellaneous (0.12%)
Mohawk Industries, Inc.                                  5,800          115,638
                                                                    -----------
Education (0.04%)
Sylvan Learning Systems, Inc.                            1,862           36,076
                                                                    -----------
Household Equipment and Products (0.50%)
The Black & Decker Corporation                          10,275          469,439
                                                                    -----------
Retail (3.65%)
Dayton Hudson Corporation                               19,500        1,171,219
Family Dollar Stores, Inc.                               6,975          147,347
The Home Depot, Inc.                                    15,675        1,075,697
The Men's Wearhouse, Inc.                               16,575          356,363
Staples, Inc.                                           20,725          452,064
Tiffany & Co.                                            4,075          244,245
                                                                    -----------
Total Retail                                                          3,446,934
                                                                    -----------
Services/Commercial (0.05%)
ACNielsen Corporation                                    1,925           43,673
                                                                    -----------
TOTAL CONSUMER CYCLICAL                                               4,877,566
                                                                    -----------

CONSUMER STAPLES (6.92%)

Entertainment (1.42%)
Fox Entertainment Group, Inc. Cl. A                     18,525          391,341
Time Warner, Inc.                                       15,550          944,663
                                                                    -----------
Total Entertainment                                                   1,336,004
                                                                    -----------
Foods/Beverages (3.30%)
Anheuser-Busch Companies, Inc.                          18,700        1,310,169
Canandaigua Brands, Inc.                                 5,950          355,513
PepsiCo, Inc.                                           29,375          888,594
The Quaker Oats Company                                  9,000          556,875
                                                                    -----------
Total Foods/Beverages                                                 3,111,151
                                                                    -----------
Food/drug Retail (1.11%)
CVS Corporation                                         13,075          533,623
Safeway Inc.                                            13,475          512,892
                                                                    -----------
Total Food/Drug Retail                                                1,046,515
                                                                    -----------
Household Products/Cosmetics (1.10%)
The Procter & Gamble Company                            11,050      $ 1,035,938
                                                                    -----------
TOTAL CONSUMER STAPLES                                                6,529,608
                                                                    -----------

ENERGY (5.60%)

Machinery/Oil Well Equipment and Services (0.41%)
Baker Hughes Incorporated                                6,250          181,250
Noble Drilling Corporation                               9,300          203,438
                                                                    -----------
Total Machinery/Oil Well Equipment and Services                         384,688
                                                                    -----------
Natural Gas Diversified (0.65%)
The Coastal Corporation                                 15,075          617,133
                                                                    -----------
Oil/Crude Producers (0.95%)
Apache Corporation                                      20,725          895,061
                                                                    -----------
Oil/Integrated Domestic (0.53%)
Kerr-McGee Corporation                                   9,000          495,563
                                                                    -----------
Oil/Integrated International (2.81%)
Conoco Inc. Cl. A                                       14,200          394,050
Conoco Inc. Cl. B                                       16,674          456,458
Mobil Corporation                                       10,150        1,022,613
Texaco Inc.                                             12,275          774,859
                                                                    -----------
Total Oil/Integrated International                                    2,647,980
                                                                    -----------
Oil Services (0.25%)
Halliburton Company                                      5,700          233,700
                                                                    -----------
TOTAL ENERGY                                                          5,274,125
                                                                    -----------

FINANCIAL (8.47%)

Banks (1.27%)
The Chase Manhattan Bank                                 2,525          190,322
Fleet Financial Group, Inc.                             18,450          675,731
PNC Bank Corp.                                           6,400          337,200
                                                                    -----------
Total Banks                                                           1,203,253
                                                                    -----------
Diversified Financial Services (1.01%)
Citigroup Inc.                                          21,550          948,200
                                                                    -----------
Finance Companies (0.79%)
Associates First Capital Corporation                    20,748          746,928
                                                                    -----------
Financial/Miscellaneous (1.55%)
Freddie Mac                                             11,550          600,600
Morgan Stanley Dean Witter & Co.                         9,600          856,200
                                                                    -----------
Total Financial/Miscellaneous                                         1,456,800
                                                                    -----------

See Accompanying Notes to Financial Statements.

Financial Services (2.56%)
American Express Company                                 3,600      $   484,650
Kansas City Southern Industries, Inc.                   10,850          503,847
Marsh & McLennan Companies, Inc.                        20,775        1,423,088
                                                                    -----------
Total Financial Services                                              2,411,585
                                                                    -----------
Insurance (1.18%)
American International Group, Inc.                       8,293          720,973
Hartford Life, Inc. Cl. A                                4,800          236,400
Nationwide Financial Services, Inc.                      4,475          158,303
                                                                    -----------
Total Insurance                                                       1,115,676
                                                                    -----------
Savings and Loan (0.11%)
Bank United Corp. Cl. A                                  3,325          107,647
                                                                    -----------
TOTAL FINANCIAL                                                       7,990,089
                                                                    -----------

HEALTH CARE (5.60%)

Drugs (4.48%)
American Home Products Corporation                       2,550          105,825
Amgen Inc.                                               5,925          482,888
Forest Laboratories, Inc.                                6,700          282,238
Johnson & Johnson                                        9,625          884,297
Merck & Co, Inc.                                        19,175        1,242,780
Pharmacia & Upjohn, Inc.                                17,050          846,106
Teva Pharmaceuticals Industries Limited ADR              7,500          377,344
                                                                    -----------
Total Drugs                                                           4,221,478
                                                                    -----------
Hospital Supplies (0.56%)
Baxter International Inc.                                8,825          531,706
                                                                    -----------
Medical Devices (0.56%)
Guidant Corporation                                      9,925          532,227
                                                                    -----------
TOTAL HEALTH CARE                                                     5,285,411
                                                                    -----------

TECHNOLOGY (16.63%)

Computer Peripherals (0.44%)
EMC Corporation                                          5,800          414,338
                                                                    -----------
Computer Services (0.68%)
Computer Sciences Corporation                            9,125          641,602
                                                                    -----------
Computer Software (3.94%)
Citrix Systems, Inc.                                     5,875          363,883
Legato Systems, Inc.                                     9,400          409,781
Microsoft Corporation                                   28,475      $ 2,578,767
Siebel Systems, Inc.                                     5,450          363,106
                                                                    -----------
Total Computer Software                                               3,715,537
                                                                    -----------
Computer Systems (3.36%)
Hewlett-Packard Company                                  5,000          460,000
International Business Machines Corporation              9,975        1,210,716
Sun Microsystems, Inc.                                  16,150        1,501,950
                                                                    -----------
Total Computer Systems                                                3,172,666
                                                                    -----------
Electronic Systems (0.47%)
Symbol Technologies, Inc.                               13,225          444,691
                                                                    -----------
Internet (0.52%)
Yahoo! Inc.                                              2,725          489,138
                                                                    -----------
Networking/Communications Equipment (4.25%)
Cisco Systems, Inc.                                     19,549        1,340,328
General Instrument Corporation                           4,800          231,000
Lucent Technologies Inc.                                 7,072          458,796
Nokia Corporation Cl. A, ADR                             7,550          678,084
Nortel Networks Corporation                             19,150          976,650
Tellabs, Inc.                                            5,750          327,391
                                                                    -----------
TOTAL NETWORKING/COMMUNICATIONS EQUIPMENT                             4,012,249
                                                                    -----------

PRODUCTION TECHNOLOGY EQUIPMENT (0.29%)

Teradyne, Inc.                                           7,700          271,425
                                                                    -----------
Semi-Conductors (2.68%)
Analog Devices, Inc.                                     6,875          352,344
Intel Corporation                                       16,000        1,189,000
Texas Instruments, Incorporated                          6,900          567,525
Vitesse Semiconductor Corporation                        4,850          414,069
                                                                    -----------
Total Semi-Conductors                                                 2,522,938
                                                                    -----------
TOTAL TECHNOLOGY                                                     15,684,584
                                                                    -----------

UTILITIES (0.84%)

Electric/Natural Gas (0.84%)
The AES Corporation                                      7,950          469,050
Duke Power Company                                       5,800          319,725
                                                                    -----------
Total Electric/Natural Gas                                              788,775
                                                                    -----------
TOTAL COMMON STOCKS (cost $49,418,318)                              $58,133,961
                                                                    -----------

See Accompanying Notes to Financial Statements.

SHORT-TERM INVESTMENTS (3.87%)                         PAR VALUE       VALUE
--------------------------------------------------------------------------------
Variable Rate Demand Notes* (3.87%)
American Family Financial Services
  5.044% 03-21-2000                                    $  575,844   $   575,844
Pitney Bowes Inc.
  5.028% 02-04-2000                                     1,507,308     1,507,309
Warner-Lambert Company
  5.044% 02-26-2000                                       420,000       420,000
Wisconsin Corporate Central Credit Union
  5.093% 04-01-2000                                       877,891       877,891
Wisconsin Electric Power Company
  5.044% 04-04-2000                                       267,014       267,013
                                                                    -----------

Total Variable Rate Demand Notes (cost $3,648,057)                    3,648,057
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS (cost $3,648,057)                      $ 3,648,057
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES (99.99%)
  (cost $82,962,656)                                                $94,296,765
                                                                    -----------

OTHER ASSETS LESS LIABILITIES (0.01%)                               $    13,152
                                                                    -----------

NET ASSETS (100.00%)                                                $94,309,917
                                                                    ===========

* The variable-rate securities are subject to a demand feature which reduces the remaining maturity.


                      INTERMEDIATE FIXED INCOME PORTFOLIO

September 30, 1999 (unaudited)

LONG-TERM DEBT SECURITIES (82.33%)                     PAR VALUE       VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS (33.70%)

FINANCE (23.56%)

Automobile (2.78%)
Ford Motor Credit Company
  7.500% 11-15-1999                                    $   25,000   $    25,053
  6.125% 04-28-2003                                        75,000        73,503
General Motors Acceptance
Corporation, Medium-Term Note
  6.500% 12-06-2004                                       500,000       492,736
                                                                    -----------
Total Automobile                                                        591,291
                                                                    -----------
Banks (3.75%)
Bank One, N.A.
  7.375% 12-01-2002                                       780,000       797,438
Consumer (2.44%)
American General Finance Corporation
  6.875% 01-15-2000                                        25,000        25,093
Beneficial Corporation, Medium-Term Note
  6.510% 12-03-2003                                    $  500,000   $   494,422
                                                                    -----------
Total Consumer                                                          519,515
                                                                    -----------
Diversified (3.78%)
Associates Corporation of North America,
  Medium Term Note
  6.840% 07-03-2001                                       300,000       301,665
Associates Corporation of North America
  6.375% 06-01-2000                                        25,000        25,074
Commercial Credit Company
  6.500% 06-01-2005                                       300,000       294,206
General Electric Capital Corporation
  6.660% 05-01-2018                                       180,000       180,665
                                                                    -----------
Total Diversified                                                       801,610
                                                                    -----------
Investment Banker/Broker (9.88%)
Dean Witter, Discover & Co.
  6.250% 03-15-2000                                        40,000        40,060
Merrill Lynch & Co., Inc. Medium-Term Note
  5.880% 01-15-2004                                       375,000       362,160
Morgan Stanley Dean Witter & Co.
  5.625% 01-20-2004                                       500,000       477,592

See Accompanying Notes to Financial Statements.

Morgan Stanley Group Inc.
  6.125% 10-01-2003                                    $  200,000   $   195,545
  6.375% 12-05-2003                                        25,000        24,622
Salomon Smith Barney Holdings Inc.
  6.625% 07-01-2002                                     1,000,000     1,002,765
                                                                    -----------
Total Investment Banker/Broker                                        2,102,743
                                                                    -----------
Leasing Companies (0.94%)
International Lease Finance Corporation
  Medium-Term Note
  6.250% 10-15-2000                                       200,000       200,025
                                                                    -----------
TOTAL FINANCE                                                         5,012,622
                                                                    -----------

INDUSTRIAL (10.14%)

Consumer (4.64%)
Sears, Roebuck and Co.
  6.670% 07-07-2003                                     1,000,000       987,742
                                                                    -----------
Retail/Apparel and Shoes (1.89%)
Nordstrom Credit, Inc. Medium-Term Note
  7.890% 02-14-2000                                       400,000       402,855
                                                                    -----------
Telephone (3.61%)
AT&T Corp.
  5.625% 03-15-2004                                       800,000       767,750
                                                                    -----------
TOTAL INDUSTRIAL                                                      2,158,347
                                                                    -----------
TOTAL CORPORATE BONDS                                                 7,170,969
                                                                    -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (46.87%)

U.S. TREASURY OBLIGATIONS (46.87%)
Certificate of Accrual on Treasury Securities
  0.000% 11-15-1999                                       100,000        99,379
                                                                    -----------
U.S. Treasury Notes
  7.500% 11-15-2001                                       600,000       621,938
  6.625% 03-31-2002                                     1,000,000     1,021,250
  6.375% 08-15-2002                                     1,200,000     1,219,876
  5.750% 08-15-2003                                     1,500,000     1,495,782
  7.250% 05-15-2004                                     1,000,000     1,055,000
  7.000% 07-15-2006                                     2,300,000     2,415,720
  6.500% 10-15-2006                                     2,000,000     2,045,000
                                                                    -----------
Total U.S. Treasury Notes                                             9,874,565
                                                                    -----------

TOTAL U.S. TREASURY OBLIGATIONS                                       9,973,944
                                                                    -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                        $ 9,973,944
                                                                    -----------

FOREIGN BONDS (U.S. DOLLAR DENOMINATED) (1.76%)

Yankee-Electric Distribution (0.60%)
Hydro-Quebec
  7.375% 02-01-2003                                    $  125,000   $   127,962
                                                                    -----------
Regional Agency/ADR (1.16%)
Province of Ontario
  7.375% 01-27-2003                                       240,000       246,672
                                                                    -----------

TOTAL FOREIGN BONDS                                                     374,634
                                                                    -----------

TOTAL LONG-TERM DEBT SECURITIES (cost $17,852,750)                  $17,519,547
                                                                    -----------


SHORT-TERM INVESTMENTS (16.66%)                         PAR VALUE       VALUE
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* (16.66%)
General Mills, Inc.
  5.028% 03-03-2000                                    $1,009,755   $ 1,009,755
Warner-Lambert Company
  5.044% 02-26-2000                                     1,000,000     1,000,000
Wisconsin Corporate Central Credit Union
  5.093% 04-01-2000                                     1,000,000     1,000,000
Wisconsin Electric Power Company
  5.044% 04-04-2000                                       535,821       535,820
                                                                    -----------
TOTAL VARIABLE RATE DEMAND NOTES (cost $3,545,575)                    3,545,575
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (cost $3,545,575)                      $ 3,545,575
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (98.99%)
  (cost $21,418,325)                                                $21,065,122
                                                                    -----------
OTHER ASSETS LESS LIABILITIES (1.01%)                               $   215,884
                                                                    -----------
NET ASSETS (100.00%)                                                $21,281,006
                                                                    -----------

* The variable-rate securities are subject to a demand feature which reduces the remaining maturity.

See Accompanying Notes to Financial Statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
SEPTEMBER 30, 1999 (UNAUDITED)

                                                    Small/Mid                                   Intermediate
                                                   Cap Equity      Core Equity     Balanced     Fixed Income
                                                    Portfolio       Portfolio      Portfolio     Portfolio
                                                  -------------    ------------   -----------   ------------
ASSETS
Investments in securities at market value
  (Note 2) (cost of $393,144,241, $727,659,634,
  $86,245,856 and $21,418,325 respectively)       $ 389,259,709    $853,780,765   $94,296,765   $ 21,065,122
Cash                                                         71           6,943           610             --
Receivables
  Investment securities sold                          5,247,474       1,635,762            --             --
  Fund shares sold                                       71,294         397,270        16,123             --
  Dividends and interest                                395,833         767,619       666,363        332,505
  Other receivables                                          --          14,446            --             --
Net deferred organization costs                           1,310           1,310         1,310          1,310
Prepaid expenses                                         51,309          52,698        13,831          8,841
                                                  -------------    ------------   -----------   ------------
    Total assets                                    395,027,000     856,656,813    94,995,002     21,407,778
                                                  -------------    ------------   -----------   ------------

LIABILITIES
Payables for investment securities purchased          2,289,061       2,725,697       178,343             --
Fund shares redeemed                                    375,243       3,970,839            --             --
Distributions to shareholders                                --              --       407,412         90,902
Due to Investment Advisor (Note 3)                      363,567         721,370        74,234          1,207
Deferred trustees compensation (Note 5)                   1,823           3,038           608            608
Other accrued expenses                                  145,021         119,308        24,488         34,055
                                                  -------------    ------------   -----------   ------------
    Total liabilities                                 3,174,715       7,540,252       685,085        126,772
                                                  -------------    ------------   -----------   ------------
Net assets                                        $ 391,852,285    $849,116,561   $94,309,917   $ 21,281,006
                                                  =============    ============   ===========   ============

COMPOSITION OF NET ASSETS
  Paid-in capital                                 $ 402,075,083    $671,017,434   $81,926,206   $ 21,631,193
  Accumulated undistributed net investment
    income (loss)                                      (402,037)         49,323         2,851          3,145
  Accumulated undistributed net realized
    gain (loss) on investments                       (5,936,229)     51,928,673     4,329,952           (129)
  Net unrealized appreciation (depreciation)
    on investments                                   (3,884,532)    126,121,131     8,050,908       (353,203)
                                                  -------------    ------------   -----------   ------------
Net assets                                        $ 391,852,285    $849,116,561   $94,309,917   $ 21,281,006
                                                  =============    ============   ===========   ============

Number of shares issued and outstanding
  (unlimited shares authorized) no par value         18,618,364      32,891,814     5,619,485      1,775,429
                                                  =============    ============   ===========   ============

Net asset value per share                         $       21.05    $      25.82   $     16.78   $      11.99
                                                  =============    ============   ===========   ============


See Accompanying Notes to Financial Statements.

                            STATEMENTS OF OPERATIONS

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR THE SIX MONTHS ENDING SEPTEMBER 30, 1999 (UNAUDITED)

                                                 Small/Mid                                Intermediate
                                                Cap Equity    Core Equity    Balanced     Fixed Income
                                                 Portfolio     Portfolio     Portfolio     Portfolio
                                               -------------  ------------  -----------   ------------
INVESTMENT INCOME
Income
  Dividend income                              $  2,120,498   $  4,631,137   $   319,369    $      --
  Interest income                                   153,976        432,065     1,056,386      616,745
                                               ------------   ------------   -----------    ---------
    Total income                                  2,274,474      5,063,202     1,375,755      616,745
                                               ------------   ------------   -----------    ---------

Expenses
  Investment advisory fees (Note 3)               1,812,878      3,445,232       341,662       48,045
  Custodian fees                                     56,906        111,223        21,318        2,633
  Administration fees (Note 3)                      109,107        182,933        48,805       10,677
  Fund accounting fees                               26,837         39,753        16,673       12,442
  Transfer agent fees                                21,075         31,023         7,765        6,018
  Legal fees                                          2,868          6,317           703          141
  Distribution fees (Note 3)                        533,199      1,148,411       122,023       10,677
  Insurance                                           1,577          3,475           386           77
  Audit fees                                         11,130         18,551         3,709        3,709
  Miscellaneous fees                                  7,521         11,029         3,510        2,006
  Reports to shareholders                            22,562         25,069         4,513        2,006
  Registration fees                                  71,939         79,336        12,949       10,017
  Trustees fees                                       3,836          6,392         1,279        1,279
  Amortization of deferred organization costs           234            234           234          234
                                               ------------   ------------   -----------    ---------
    Total expenses                                2,681,669      5,108,978       585,528      109,961
    Less: expenses reimbursed/waived (Note 3)            --             --        (4,701)     (51,239)
                                               ------------   ------------   -----------    ---------
    Net expenses                                  2,681,669      5,108,978       580,827       58,722
                                               ------------   ------------   -----------    ---------
Net investment income (loss)                       (407,195)       (45,776)      794,928      558,023
                                               ------------   ------------   -----------    ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold     22,694,383     37,022,345     3,022,639         (848)
Net change in unrealized appreciation
  (depreciation) on investments                   5,432,887    (19,118,906)   (2,508,486)    (457,644)
                                               ------------   ------------   -----------    ---------
Net gain (loss) on investments                   28,127,270     17,903,439       514,153     (458,492)
                                               ------------   ------------   -----------    ---------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                              $ 27,720,075   $ 17,857,663   $ 1,309,082    $  99,531
                                               ============   ============   ===========    =========

See Accompanying Notes to Financial Statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

                                                   Small/Mid Cap  Equity Portfolio    Core Equity      Portfolio
                                                    For the six    For the fiscal     For the six    For the fiscal
                                                   months ending     year ending     months ending     year ending
                                                     09/30/99*         03/31/99        09/30/99*        03/31/99
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                     $    (407,195)   $    (203,782)   $     (45,776)   $   1,827,996
  Net realized gain (loss) on investments sold        22,694,383      (28,570,141)      37,022,345       31,449,581
  Net change in unrealized appreciation
    (depreciation) on investments                      5,432,887      (79,168,758)     (19,118,906)      37,171,114
                                                   -------------    -------------    -------------    -------------
  Increase (decrease) in net assets resulting
    from operations                                   27,720,075     (107,942,681)      17,857,662       70,448,691
                                                   -------------    -------------    -------------    -------------

Distributions to shareholders
  From net investment income                                  --          (42,403)              --       (2,181,041)
  From net realized gain on investments sold                  --      (19,938,706)              --      (42,700,545)
                                                   -------------    -------------    -------------    -------------
      Total distributions                                     --      (19,981,109)              --      (44,881,586)
                                                   -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                           44,653,408      278,151,655      124,362,548      408,690,850
  Net asset value of shares issued on
    reinvestment of distributions                             --       19,640,243               --       43,346,167
  Cost of shares redeemed                           (110,548,748)    (255,522,649)    (203,691,095)    (265,681,232)
                                                   -------------    -------------    -------------    -------------
    Net increase (decrease) from capital
      share transactions                             (65,895,340)      42,269,249      (79,328,547)     186,355,785
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                (38,175,265)     (85,654,541)     (61,470,885)     211,922,890

NET ASSETS
Beginning of period                                  430,027,550      515,682,091      910,587,446      698,664,556
                                                   -------------    -------------    -------------    -------------
End of period                                      $ 391,852,285    $ 430,027,550    $ 849,116,561    $ 910,587,446
                                                   =============    =============    =============    =============

CHANGE IN SHARES OUTSTANDING
Shares sold                                            2,086,164       12,280,568        4,672,429       17,068,322
Shares issued on reinvestment of distributions                --          967,976               --        1,878,898
Shares redeemed                                       (5,173,814)     (12,232,763)      (7,711,148)     (11,335,251)
                                                   -------------    -------------    -------------    -------------
    Net increase (decrease) in shares outstanding     (3,087,650)       1,015,781       (3,038,719)       7,611,969
                                                   =============    =============    =============    =============

See Accompanying Notes to Financial Statements.

                                                                                      Intermediate Fixed
                                                       Balanced Portfolio              Income Portfolio
                                                 ----------------------------    ----------------------------
                                                  For the six   For the fiscal    For the six   For the fiscal
                                                 months ending   year ending     months ending   year ending
                                                   09/30/99*       03/31/99        09/30/99*       03/31/99
                                                 ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                   $    794,929    $  1,510,728    $    558,023    $  1,002,694
  Net realized gain (loss) on investments sold      3,022,639       4,358,246            (848)        422,596
  Net change in unrealized appreciation
    (depreciation) on investments                  (2,508,486)      2,497,259        (457,644)       (301,373)
                                                 ------------    ------------    ------------    ------------
    Increase (decrease) in net assets
      resulting from operations                     1,309,082       8,366,233          99,531       1,123,917
                                                 ------------    ------------    ------------    ------------
Distributions to shareholders
  From net investment income                         (783,805)     (1,518,814)       (551,042)     (1,002,770)
  From net realized gain on investments sold               --      (5,222,707)             --        (450,583)
                                                 ------------    ------------    ------------    ------------
    Total distributions                              (783,805)     (6,741,521)       (551,042)     (1,453,353)
                                                 ------------    ------------    ------------    ------------
Capital share transactions
  Proceeds from shares sold                         9,135,047      36,319,404       3,079,357       8,934,910

  Net asset value of shares issued on
    reinvestment of distributions                     831,866       6,517,285         556,039       1,450,801
  Cost of shares redeemed                         (13,026,150)    (20,341,670)     (2,308,031)     (9,612,188)
                                                 ------------    ------------    ------------    ------------
     Net increase (decrease) from capital
       share transactions                          (3,059,238)     22,495,019       1,327,365         773,523
                                                 ------------    ------------    ------------    ------------
Net increase (decrease) in net assets              (2,533,962)     24,119,731         875,854         444,087

NET ASSETS
Beginning of period                                96,843,879      72,724,148      20,405,152      19,961,065
                                                 ------------    ------------    ------------    ------------
End of period                                    $ 94,309,917    $ 96,843,879    $ 21,281,006    $ 20,405,152
                                                 ============    ============    ============    ============

CHANGE IN SHARES OUTSTANDING
Shares sold                                           529,388       2,295,716         253,965         705,059
Shares issued on reinvestment of distributions         48,763         412,053          46,046         115,787
Shares redeemed                                      (757,934)     (1,241,975)       (191,113)       (758,029)
                                                 ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding        (179,783)      1,465,794         108,898          62,817
                                                 ============    ============    ============    ============

*    Unaudited.

See Accompanying Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

     The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report. The calculations are based on a share outstanding for each period.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               Small/Mid Cap Equity Portfolio
                             ---------------------------------------------------------------------------------------------
                              For the six    For the fiscal  For the fiscal  For the fiscal  For the fiscal  From 05/10/94
                             months ending     year ending     year ending     year ending     year ending       through
                               09/30/99*         03/31/99        03/31/99       03/31/98         03/31/96       03/31/95**
                             -------------   ---------------  --------------  --------------  --------------  -------------
Net asset value, beginning
  of period                      $  19.81        $  24.92        $  18.54        $  17.89       $  13.89       $ 12.00
                                 --------        --------        --------        --------       --------       -------
Income from investment
 operations
  Net investment income (loss)      (0.02)          (0.01)          (0.01)           0.05           0.05          0.10
  Net realized and unrealized
    gain (loss) on investments       1.26           (4.24)           8.71            2.43           5.17          2.18
                                 --------        --------        --------        --------       --------       -------
      Total from investment
        operations                   1.24           (4.25)           8.70            2.48           5.22          2.28
                                 --------        --------        --------        --------       --------       -------

Distributions
  From net investment income           --           (0.01)          (0.01)          (0.06)         (0.06)        (0.07)
  From net realized gains              --           (0.85)1         (2.31)          (1.77)         (1.16)        (0.32)
                                 --------        --------        --------        --------       --------       -------
      Total distributions              --           (0.86)          (2.32)          (1.83)         (1.22)        (0.39)
                                 --------        --------        --------        --------       --------       -------
Net asset value, end of period   $  21.05        $  19.81        $  24.92        $  18.54       $  17.89       $ 13.89
                                 ========        ========        ========        ========       ========       =======
Total return                         6.26%+        (17.18%)         48.68%          14.57%         38.38%        19.38%+
                                 ========        ========        ========        ========       ========       =======
Net assets at end of period
  (in 000's)                     $391,852        $430,028        $515,682        $136,341       $ 79,495       $10,120
                                 ========        ========        ========        ========       ========       =======

Ratio of expenses to average
  net assets
  Before expense
    reimbursement/recoupment         1.26%           1.25%           1.26%           1.33%          1.46%         2.93%++
  After expense
    reimbursement/recoupment          n/a             n/a             n/a            1.40%          1.48%         1.48%++
                                   ======          ======          ======          ======         ======        ======

Ratio of net investment income
  (loss) to average net assets,
  after expense
  reimbursement/recoupment          (0.19%)         (0.04%)         (0.06%)          0.27%          0.66%         1.40%++
                                   ======          ======          ======          ======         ======        ======

Portfolio turnover rate             88.94%+        143.70%         107.17%         130.54%        151.37%       152.21%
                                   ======          ======          ======          ======         ======        ======

                                                                     Core Equity Portfolio
                               ---------------------------------------------------------------------------------------------
                                For the six    For the fiscal  For the fiscal  For the fiscal  For the fiscal  From 05/10/94
                               months ending     year ending     year ending     year ending     year ending       through
                                 09/30/99*         03/31/99        03/31/99       03/31/98         03/31/96       03/31/95**
                               -------------   ---------------  --------------  --------------  --------------  -------------
Net asset value, beginning
  of period                      $   25.34       $   24.67         $  18.97        $  17.53        $  13.84        $ 12.00
                                 ---------       ---------         --------        --------        --------        -------
Income from investment
  operations
  Net investment income (loss)          --            0.05             0.07            0.13            0.11           0.11
  Net realized and unrealized
    gain (loss) on investments        0.48            1.95             8.86            2.86            5.13           2.00
                                 ---------       ---------         --------        --------        --------        -------
      Total from investment
        operations                    0.48            2.00             8.93            2.99            5.24           2.11
                                 ---------       ---------         --------        --------        --------        -------

Distributions
  From net investment income            --           (0.07)           (0.07)          (0.13)          (0.11)         (0.07)
  From net realized gains               --           (1.26)2          (3.16)          (1.42)          (1.44)         (0.20)
                                 ---------       ---------         --------        --------        --------        -------
    Total distributions                 --           (1.33)           (3.23)          (1.55)          (1.55)         (0.27)
                                 ---------       ---------         --------        --------        --------        -------
Net asset value, end of period   $   25.82        $  25.34         $  24.67        $  18.97        $  17.53        $ 13.84
                                 =========        ========         ========        ========        ========        =======

Total return                          1.89%+          8.64%           49.64%          17.88%          38.64%         17.87%+
                                  ========        ========         ========        ========        ========        =======

Net assets at end of period
  (in 000's)                      $849,177        $910,587         $698,665        $260,629        $107,665        $20,430
                                  ========        ========         ========        ========        ========        =======

Ratio of expenses to average
  net assets
  Before expense
    reimbursement/recoupment          1.11%           1.13%            1.14%           1.18%           1.30%          1.86%
  After expense
    reimbursement/recoupment           n/a             n/a              n/a            1.22%           1.29%          1.29%
                                  ========        ========         ========        ========        ========        =======

Ratio of net investment income
  (loss) to average net assets,
  after expense
  reimbursement/recoupment           (0.01%)          0.23%            0.37%           0.74%           1.07%          1.25%++
                                  ========        ========         ========        ========        ========        =======

Portfolio turnover rate              50.65%+        132.91%          119.88%         146.12%         138.02%        133.18%+
                                  ========        ========         ========        ========        ========        =======

*    Unaudited
**   Commencement of operations 05/10/94.
+    Not Annualized.
++   Annualized for periods of less than one year.
1 Of this amount, the fund designates $0.17 as a capital gain dividend per IRC Section 852(b)(3).
2 Of this amount, the fund designates $0.68 as a capital gain dividend per IRC Section 852(b)(3).

See Accompanying Notes to Financial Statements.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                           Balanced Portfolio
                               ----------------------------------------------------------------------------------------------
                                For the six    For the fiscal  For the fiscal  For the fiscal  For the fiscal  From 05/10/94
                               months ending     year ending     year ending     year ending     year ending       through
                                 09/30/99*         03/31/99        03/31/99       03/31/98         03/31/96       03/31/95**
                               -------------   ---------------  --------------  --------------  --------------  -------------

Net asset value, beginning
  of period                      $  16.70        $  16.78         $  14.76         $  14.53         $  12.96       $ 12.00
                                 --------        --------         --------         --------         --------       -------
Income from investment
  operations
  Net investment income (loss)       0.14            0.28             0.35             0.37             0.38          0.30
  Net realized and unrealized
    gain (loss) on investments       0.08            0.85             4.46             1.28             2.82          1.13
                                 --------        --------         --------         --------         --------       -------
      Total from investment
        operations                   0.22            1.13             4.81             1.65             3.20          1.43
                                 --------        --------         --------         --------         --------       -------

Distributions
  From net investment income        (0.14)          (0.28)           (0.35)           (0.37)           (0.37)        (0.31)
  From net realized gains              --           (0.93)1          (2.44)           (1.05)           (1.26)        (0.16)
                                 --------        --------         --------         --------         --------       -------
      Total distributions           (0.14)          (1.21)           (2.79)           (1.42)           (1.63)        (0.47)
                                 --------        --------         --------         --------         --------       -------
Net asset value, end of period   $  16.78        $  16.70         $  16.78         $  14.76         $  14.53       $ 12.96
                                 ========        ========         ========         ========         ========       =======
Total return                         1.30%+          7.22%           34.57%           11.83%           25.58%        12.23%+
                                 ========        ========         ========         ========         ========       =======
Net assets at end of period
  (in  00Os)                     $ 94,310        $ 96,844         $ 72,724         $ 40,630         $ 32,080       $13,724
                                 ========        ========         ========         ========         ========       =======

Ratio of expenses to average
  net assets
  Before expense
    reimbursement/recoupment         1.20%           1.22%            1.28%            1.31%            1.50%         2.29%
  After expense
    reimbursement/recoupment         1.19%           1.19%            1.19%            1.19%            1.19%         1.19%
                                 ========        ========         ========         ========         ========       =======

Ratio of net investment income
  (loss) to average net assets,
  after expense
  reimbursement/recoupment           1.63%           1.78%            2.09%            2.50%            2.76%         3.04%
                                 ========        ========         ========         ========         ========       =======

Portfolio turnover rate             34.39%+        108.28%          102.98%          133.68%          114.85%        92.40%+
                                 ========        ========         ========         ========         ========       =======

                                                                 Intermediate Fixed Income Portfolio
                               ----------------------------------------------------------------------------------------------
                                For the six    For the fiscal  For the fiscal  For the fiscal  For the fiscal  From 05/10/94
                               months ending     year ending     year ending     year ending     year ending       through
                                 09/30/99*         03/31/99        03/31/99       03/31/98         03/31/96       03/31/95**
                               -------------   ---------------  --------------  --------------  --------------  -------------
Net asset value, beginning
  of period                      $  12.24        $  12.45          $  12.08        $  12.33        $  12.00        $ 12.00
                                 --------        --------          --------        --------        --------        -------
Income from investment
 operations
  Net investment income (loss)       0.31            0.68              0.71            0.65            0.70           0.57
  Net realized and unrealized
    gain (loss) on investments      (0.25)           0.11              0.37           (0.25)           0.34             --
                                 --------        --------          --------        --------        --------        -------
      Total from investment
        operations                   0.06            0.79              1.08            0.40            1.04           0.57
                                 --------        --------          --------        --------        --------        -------

Distributions
  From net investment income        (0.31)          (0.68)            (0.71)          (0.64)          (0.70)         (0.57)
  From net realized gains              --           (0.32)2              --           (0.01)          (0.01)            --
                                 --------        --------          --------        --------        --------        -------
      Total distributions           (0.31)          (1.00)            (0.71)          (0.65)          (0.71)         (0.57)
                                 --------        --------          --------        --------        --------        -------
Net asset value, end of period   $  11.99        $  12.24          $  12.45        $  12.08        $  12.33        $ 12.00
                                 ========        ========          ========        ========        ========        =======
Total return                         0.52%+          6.49%             9.11%           3.35%           8.85%          4.92%+
                                 ========        ========          ========        ========        ========        =======
Net assets at end of period
  (in 000Os)                     $ 21,281        $ 20,405          $ 19,961        $ 19,303        $  9,740        $ 6,370
                                 ========        ========          ========        ========        ========        =======

Ratio of expenses to average
  net assets++
  Before expense
    reimbursement/recoupment         1.03%           1.04%             1.19%           1.53%           2.17%          2.44%
  After expense
    reimbursement/recoupment         0.55%           0.55%             0.55%           0.95%           0.95%          0.95%
                                 ========        ========          ========        ========        ========        =======

Ratio of net investment income
  (loss) to average net assets,
  after expense
  reimbursement/recoupment           5.22%           5.39%             5.73%           5.42%           5.69%          5.57%
                                 ========        ========          ========        ========        ========        =======

Portfolio turnover rate              0.40%+         54.59%            15.99%           8.37%          15.49%          5.21%+
                                 ========        ========          ========        ========        ========        =======

*    Unaudited.
**   Commencement of operations 05/10/94.
+    Not Annualized.
++   Annualized for periods of less than one year.
1 Of this amount, the fund designates $0.45 as a capital gain dividend per IRC Section 852(b)(3).
2 Of this amount, the fund designates $0.24 as a capital gain dividend per IRC Section 852(b)(3).

See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
SEPTEMBER 30, 1999 (UNAUDITED)

NOTE 1.  ORGANIZATION

     Rainier Investment Management Mutual Funds (the "Trust") was organized as a business trust in Delaware on December 15, 1993 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of four separate series of portfolios: Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Balanced Portfolio, and Intermediate Fixed Income Portfolio (each a "Fund" and collectively the "Funds").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies are consistently followed by the Funds in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

     A) SECURITY VALUATION: The Funds invest in a range of securities, generally including equities and U.S. Government securities. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Debt securities with 60 days or less remaining to maturity are valued on an amortized cost basis.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such securities held during the six months ending September 30, 1999.

     B) SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized. Distributions to shareholders are recorded on the ex-dividend date.

     C) FEDERAL INCOME TAXES: The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for Federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds.

     On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made between the paid-in capital, undistributed net investment income and undistributed net realized gain (loss) on investment accounts. As of March 31, 1999, the Small/Mid Cap Equity Portfolio has a capital loss carryforward of $24,908,862 expiring on March 31, 2007.

     D) DEFERRED ORGANIZATION COSTS: Organization costs of $22,375 have been capitalized for each Fund as of April 8, 1994 and are being amortized over a period of 60 months beginning on the date the Funds' registration became effective. Rainier Investment Management, Inc.(R) (the "Investment Advisor") has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Funds' organization costs, the proceeds will be reduced for the unamortized balances of such costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.

     E) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of income and expenses at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     A) INVESTMENT MANAGEMENT AGREEMENT: The Trust, on behalf of the Funds, has entered into an investment management agreement with the Investment Advisor. Under the terms of the agreement, the Trust will pay a fee equal to the following annual percentages of average daily net assets:

Small/Mid Cap Equity Portfolio               0.85%
Core Equity Portfolio                        0.75%
Balanced Portfolio                           0.70%
Intermediate Fixed Income Portfolio          0.50%

     This agreement may be terminated by either party upon 60 days' written notice.

     The Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels. This contract has a one-year term, renewable at the end of each fiscal year. Overall operating expense for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement:

Small/Mid Cap Equity Portfolio               1.48%
Core Equity Portfolio                        1.29%
Balanced  Portfolio                          1.19%
Intermediate Fixed Income  Portfolio         0.55%

     These percentages are based on the average daily net assets of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and sales charges.

     B) DISTRIBUTION PLAN: The Trust, on behalf of the Funds, has approved a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities.

     Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the distribution fee for the Intermediate Fixed Income Portfolio to 0.10% of the Portfolio's average annual net assets.

     C) ADMINISTRATIVE SERVICES AGREEMENT: The Trust, on behalf of the Funds, has entered into an administrative services agreement with an unrelated third party. Under the terms of the agreement, each Fund will pay a monthly fee based on the greater of $40,000 annual minimum or the annual rate of:

0.10% of first $100 million of average daily net assets
0.05% of next $100 million of average daily net assets
0.03% of average net assets over $200 million.

     Effective April 1, 1998, the Intermediate Fixed Income Portfolio is not subject to the $40,000 annual minimum.

NOTE 4. PURCHASES AND SALES OF SECURITIES

     The  aggregate   security   purchases  and  sales,  other  than  short-term
obligations and U.S. Government securities, for the six months ending September 30, 1999 were as follows:

Fund                                                Purchases           Sales
----                                                ---------           -----
Small/Mid Cap Equity Portfolio                    $370,789,877      $439,294,837
Core Equity Portfolio                              448,810,428       537,730,534
Balanced Portfolio                                  32,299,594        37,442,279
Intermediate Fixed Income Portfolio                     72,781           875,176

     There were no purchases or sales of U.S. Government securities by the Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio.

     The  aggregate  unrealized   appreciation  and  depreciation  of  portfolio
securities at September 30, 1999, based on costs for federal income tax purposes were as follows:

                                      Gross           Gross            Net
                                    Unrealized      Unrealized      Unrealized
Fund                               Appreciation    Depreciation    Appr./(Depr.)
----                               ------------    ------------    -------------
Small/Mid Cap Equity               $ 17,485,784    $21,370,316    ($  3,884,532)
Core Equity                         131,226,599      5,105,468      126,121,131
Balanced                              8,389,621        338,712        8,050,909
Intermediate Fixed Income                     0        353,203         (353,203)

NOTE 5. RELATED PARTY TRANSACTIONS

     Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Advisor. Outside Trustees are compensated by the Trust at the total rate of $6,000 per year plus $1,500 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds.

     On December 10, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value which would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

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                     DIRECTORY OF FUNDS' SERVICE PROVIDERS

INVESTMENT ADVISOR
Rainier Investment Management, Inc.,(R) 601 Union Street, Suite 2801, Seattle, WA 98101

DISTRIBUTOR
First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018

ADMINISTRATOR
Investment Company Administration LLC, 2020 E. Financial Way, Suite 100, Glendora, CA 91741

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT
Firstar Mutual Fund Services LLC, 615 E. Michigan Street,
Milwaukee, WI 53202

INDEPENDENT AUDITORS
KPMG LLP, 3100 Two Union Square, 601 Union Street, Seattle, WA 98101

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP, 345 California Street,
San Francisco, CA 94104


                               INDEX DESCRIPTIONS

The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange ("NYSE") market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000(R) Index, the Russell 2000(R) Index and the Russell 2500(a) Index are unmanaged indices composed of the equities of companies ranging in value from approximately $1.4 to $407.2 billion, $178.2 million to $1.3 billion, and $178.2 million to $3.8 billion, respectively, as of May 31, 1999.

The Lehman Brothers Government/Corporate Intermediate Bond Index ("Lehman Intermediate Bond Index") is an unmanaged index composed of all bonds covered by the Lehman Brothers Government/Corporate Index with maturities between one and
9.99 years.

The Consumer Price Index ("CPI") is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Salomon Brothers 3-Month Treasury Bill Index ("91-Day U.S. Treasury Bill Index") is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The "Balanced Index" consists of 50% Standard & Poor's 500 Stock Index, 40% Lehman Brothers Government/Corporate Intermediate Bond Index, 10% 91-Day U.S. Treasury Bill Index.

                                                                              31
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                   RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS


                          601 Union Street, Suite 2801
                           Seattle, Washington 98101
                                 (800) 248-6314
                              www.rainierfunds.com